UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 Date of Report
                               September 22, 1999


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)






         Louisiana                      0-22992                   72-1106167
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)




   8545 United Plaza Boulevard, Baton Rouge, Louisiana                 70809
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (225) 932-2500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.    Changes in Registrant's Certifying Accountant.

On September 22, 1999, The Shaw Group Inc., a Louisiana corporation ("Shaw"), engaged Arthur Andersen LLP ("Arthur Andersen) as its sole independent auditors for the fiscal year ended August 31, 1999.

Previously,  Shaw engaged both Hannis T.  Bourgeois,  L.L.P.  ("HTB") and Arthur
Andersen as its independent auditors. The single jointly signed auditor's report, signed jointly by HTB and Arthur Andersen, was considered to be the equivalent of two separately signed auditors' reports. Thus, previously each firm represented that it had complied with generally accepted auditing standards and was in a position that would justify it being the only signatory of the report. Given Shaw's increasing expansion of its overseas operations, HTB believes it would be unable to continue to make this representation after fiscal year 1998. Therefore, HTB decided to resign as one of Shaw's independent auditors effective September 22, 1999.

The following information is provided pursuant to Item 4 of Form 8-K and Item 304(a)(1) and Item 304(a)(3) of Regulation S-K, Sections 229.304(a)(1) and
(a)(3).

Item 304(a)(1):

(i) HTB resigned as independent auditors of Shaw's financial statements on September 22, 1999, the date on which Shaw engaged Arthur Andersen as its sole independent auditors.

(ii) The reports of independent accountants issued by Arthur Andersen and HTB on the Shaw financial statements for the past two years were unqualified.

(iii) The decision to engage Arthur Andersen was approved by the Audit Committee of the Board of Directors.

(iv) During Shaw's two most recent fiscal years and any subsequent interim period preceding HTB's resignation, there were no disagreements with Arthur Andersen or HTB.

(v) During Shaw's two most recent fiscal years and the subsequent interim periods preceding HTB's resignation, no "reportable events" as defined in Item 304 (a)(i)(v) or Regulation S-K, occurred.

Item 304(a)(2):

                  Item 304(a)(2) of Regulation S-K, Section 229.304 is not applicable pursuant to Item 4 of Form 8-K Current Report.

Item 304(a)(3):

                  Shaw has provided HTB with a copy of the disclosures and has requested HTB to furnish Shaw with a letter addressed to the Commission stating whether HTB agrees with the statements made by Shaw and, if not, stating the respects in which it does not agree. Shaw has filed HTB's letter as an exhibit.

Item 304(b):

         Item 304(b) is not applicable pursuant to Item 4 of Form 8-K Current Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE SHAW GROUP INC.
                                             (Registrant)



Date:  September 22, 1999                    By:   /s/ Gary P. Graphia
                                             -----------------------------
                                             Gary P. Graphia
                                             Secretary and General Counsel

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                               September 22, 1999



Exhibit Number        Description                                 Page No.
--------------        -----------                                 --------

       1              Letter addressed to the Commission from
                      Hannis T. Bourgeois L.L.P. dated
                      September 22, 1999, filed herewith.